UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2020

BANCFIRST CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Oklahoma	0-14384	73-1221379
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 North Broadway, Oklahoma City, OK		73102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (405) 270-1086

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 Par Value Per Share	BANF	NASDAQ Global Select Market System

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 (e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On December 22, 2020, shareholders approved the Amended and Restated BancFirst Corporation Stock Option Plan, which had previously been approved by the board of directors, subject to shareholder approval.  A summary description of the amended and restated plan is contained in the Company’s Proxy Statement filed with the Securities and Exchange Commission on November 2, 2020, under the caption “Amendment and Restatement of the BancFirst Corporation Stock Option Plan” and is incorporated herein by reference.  The summary description contained therein does not purport to be complete and is qualified by reference to the complete text of the amended and restated plan.

The amended and restated plan is filed herewith as Exhibit 10.1.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

(a)

On December 22, 2020, BancFirst Corporation (the “Company”) held a special meeting of shareholders.  As of the record date on October 30, 2020, the total number of shares of common stock outstanding and entitled to vote at the special meeting was 32,682,269, of which 28,879,440 shares were represented at the meeting in person or by proxy. The purpose of the special meeting was to vote on a proposal to amend and restate the BancFirst Corporation Stock Option Plan. The proposal was set forth and described in the Notice of Special Meeting of Shareholders and Proxy Statement of the Company dated November 2, 2020 and the additional Notice of Special Meeting of Shareholders and Amendment No. 1 to the Proxy Statement dated November 18, 2020. At the meeting, the proposal to amend and restate the BancFirst Corporation Stock Option Plan was approved with a majority of the shares outstanding voting for the proposal.

(b)	The number of votes cast for or against, as well as the number of abstentions as to the matter are set forth below:

Description of Proposal	Number of Shares

Proposal - To Amend and Restate the	For	Against	Abstained
BancFirst Corporation Stock Option Plan	18,546,571	10,108,581	224,288

Item 9.01. Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No. Description

10.1 Amended and Restated BancFirst Corporation Stock Option Plan.

104Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BANCFIRST CORPORATION (Registrant)

Date: December 22, 2020	By:	/s/ Kevin Lawrence
Kevin Lawrence
Executive Vice President Chief Financial Officer

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